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                                                                      Exhibit 99


                               SL INDUSTRIES, INC.

                EXECUTIVE CHANGE IN CONTROL RABBI TRUST AGREEMENT

THIS TRUST AGREEMENT (this "Agreement") made this 18th day of January 2002, by and between SL Industries, Inc. (the "COMPANY"), a New Jersey corporation, and Richard H. Wagner, an individual (the "TRUSTEE").

WHEREAS, the COMPANY entered into Change-in-Control Agreements (the "CHANGE-IN-CONTROL AGREEMENTS") with selected senior executives (each an "EXECUTIVE" and collectively the "EXECUTIVES") as shown on Appendix A hereto in order to induce such EXECUTIVES to remain in the employ of the COMPANY notwithstanding the risks and uncertainties created by a potential change-in-control;

WHEREAS, under the CHANGE-IN-CONTROL AGREEMENTS, the EXECUTIVES provided certain protections and benefits to the COMPANY in the event of a change-in-control by agreeing (i) to continue their employment for a specified period after a change-in-control, if requested to do so, (ii) not to compete with the COMPANY or to solicit the COMPANY's employees or customers upon termination, and (iii) to execute a release of all claims relating to the EXECUTIVES' employment or termination thereof prior to payment of change-in-control payments as specified under the CHANGE-IN-CONTROL AGREEMENT ("CHANGE-IN-CONTROL PAYMENTS");

WHEREAS, the COMPANY is engaged in a proxy contest for the election of directors with a group of shareholders calling itself the RORID Committee;

WHEREAS, two of the EXECUTIVES have informed the COMPANY that, at a meeting with representatives of certain shareholders of the COMPANY, a representative of one of the shareholders (who presently is a member of the RORID Committee) stated that it was very typical for change in control contracts to be abrogated by a new board of directors and that one of those EXECUTIVES (the COMPANY's president) should agree to arrange for a transfer of control of the COMPANY's Board of Directors to those shareholders so that he would not be left with nothing under his CHANGE-IN-CONTROL AGREEMENT;

WHEREAS, the two EXECUTIVES have reported that, based on the threat made against the COMPANY's president, they believe that the RORID Committee might not honor any of the CHANGE-IN CONTROL AGREEMENTS, if its nominees obtained control of the COMPANY's Board of Directors;

WHEREAS, such an action by a successor Board of Directors controlled by nominees of the RORID Committee would frustrate the intent of the COMPANY in entering into such agreements and would deprive the COMPANY of the benefits and protections afforded to the COMPANY under provisions of the agreements which require the EXECUTIVES to waive claims against the COMPANY, continue employment for certain transition periods and give non-compete and non-solicitation protections to the COMPANY;

WHEREAS, in order to give reassurance to the EXECUTIVES and enable the COMPANY to retain the benefits of such agreements, the COMPANY wishes to establish an irrevocable trust (the "TRUST") for the purpose of insuring that the CHANGE-IN-CONTROL PAYMENTS will be paid to the EXECUTIVES in such manner and at such times as specified in the CHANGE-IN-CONTROL AGREEMENTS;

WHEREAS, it is the intention of the COMPANY to make contributions to the TRUST to provide a source of funds to assist it in meeting its obligations under the CHANGE-IN-CONTROL AGREEMENTS in a timely manner; and

WHEREAS, it is the intention of the parties that this TRUST shall not affect the status of the CHANGE-IN-CONTROL AGREEMENTS as unfunded and shall be maintained for the purpose of providing the CHANGE-IN-CONTROL PAYMENTS for a select group of management or


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highly compensated employees for purposes of Title I of the Employee Retirement
Income Security Act of 1974;

NOW, THEREFORE, the parties do hereby establish the TRUST and agree that the TRUST shall be comprised, held and disposed of as follows:

                                    SECTION 1

                             ESTABLISHMENT OF TRUST

(a) The COMPANY hereby deposits with the TRUSTEE in trust One Million Eight Hundred Fifty-Eight Thousand Nine Hundred and Eight Dollars ($1,858,908), which shall become the principal of the TRUST to be held, administered and disposed of by the TRUSTEE as provided in this Agreement.

(b) The TRUST hereby established shall be irrevocable by the COMPANY; provided, however, that it shall become revocable by the COMPANY if a CHANGE IN CONTROL, as defined herein, shall not have occurred at or prior to the next election of the Board of Directors of the COMPANY. At any time after the TRUST becomes revocable, the TRUST may be revoked by written notice by the COMPANY to the TRUSTEE, whereupon the assets in the TRUST shall be returned promptly to the COMPANY.

(c) The TRUST is intended to be a grantor trust, of which the COMPANY is the grantor, within the meaning of subpart E, part I, subchapter J, chapter 1, subtitle A of the Internal Revenue Code of 1986, as amended, and shall be construed accordingly.

(d) The principal of the TRUST shall be held separate and apart from other funds of the COMPANY and shall be used exclusively for the purposes of funding CHANGE-IN-CONTROL PAYMENTS and for general creditors as herein set forth. EXECUTIVES covered under the CHANGE-IN-CONTROL AGREEMENTS shall have no preferred claim on, or any beneficial ownership interest in, any assets of the TRUST, but shall be deemed contingent beneficiaries of the TRUST and this Agreement. Any rights of the EXECUTIVES created under the CHANGE-IN-CONTROL AGREEMENTS and this Agreement shall be mere unsecured contractual rights of the EXECUTIVES against the COMPANY. Any assets held by the TRUST will be subject to the claims of the COMPANY's general creditors under federal and state law in the event the COMPANY becomes Insolvent, as defined in Section 3(a) herein.

(e) The COMPANY, in its sole discretion, may at any time, or from time to time, make additional deposits of cash or other property in trust with the TRUSTEE to augment the principal to be held, administered and disposed of by the TRUSTEE as provided in this Agreement. Neither the TRUSTEE nor any EXECUTIVE shall have any right to compel such additional deposits.


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                                    SECTION 2

                                CHANGE-IN-CONTROL
                             PAYMENTS TO EXECUTIVES

(a) Except as otherwise provided herein, upon (i) having determined that an EXECUTIVE has satisfied all of the conditions in the CHANGE-IN-CONTROL AGREEMENT necessary to receive a CHANGE-IN-CONTROL PAYMENT and (ii) having received the EXECUTIVE'S PAYMENT DIRECTION (as defined below) from the EXECUTIVE, the TRUSTEE shall pay to the EXECUTIVE a CHANGE-IN-CONTROL PAYMENT in an amount determined pursuant to Section 2(c) of the CHANGE-IN-CONTROL AGREEMENT to which such EXECUTIVE is a party (excluding any federal, state or local taxes to be withheld and paid to the COMPANY).

(b) At any time and from time to time on or after the date of this Agreement, an EXECUTIVE may deliver to the TRUSTEE a statement (the "EXECUTIVE'S PAYMENT DIRECTION") substantially in the form attached hereto as Appendix B, that indicates (i) an acknowledgment of the amount due the EXECUTIVE as a CHANGE-IN-CONTROL PAYMENT; (ii) a disclaimer of any right, in the event that the EXECUTIVE shall receive a CHANGE-IN-CONTROL PAYMENT, to severance, change-in-control, or similar payments under any other severance plan, program, policy or arrangement of the COMPANY or any subsidiary of the COMPANY, under any employment or consulting agreement between the COMPANY or any subsidiary of the COMPANY and the EXECUTIVE, or under any federal, state or local statute, rule, regulation or ordinance; and (iii) an account to which the CHANGE-IN-CONTROL PAYMENT is to be paid.

(c) The COMPANY may make CHANGE-IN-CONTROL PAYMENTS directly to the EXECUTIVE as they become due under the terms of his CHANGE-IN-CONTROL AGREEMENT. The COMPANY shall notify the TRUSTEE of its decision to make CHANGE-IN-CONTROL PAYMENTS directly prior to the time amounts are payable to the EXECUTIVE, in which event the CHANGE-IN-CONTROL PAYMENTS shall not be made from the TRUST to the EXECUTIVE, but instead will be made from the TRUST to the COMPANY, if and to the extent such payments were made directly by the COMPANY to the EXECUTIVE.

                                    SECTION 3

                             TRUSTEE RESPONSIBILITY
                          WHEN THE COMPANY IS INSOLVENT

(a) The TRUSTEE shall cease CHANGE-IN-CONTROL PAYMENTS to the EXECUTIVES if the COMPANY is Insolvent. The COMPANY shall be considered "Insolvent" for purposes of this Agreement if (i) the COMPANY is unable to pay its debts as they become due, or (ii) the COMPANY is subject to a pending proceeding as a debtor under the United States Bankruptcy Code.

(b) At all times during the continuance of this TRUST, as provided in Section 1(d) hereof, the principal and income of the TRUST shall be subject to claims of general creditors of the COMPANY if and to the extent that the COMPANY is Insolvent.


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        (c)     The Board of Directors and the Chief Executive Officer of the
COMPANY shall have the duty to inform the TRUSTEE in writing of the COMPANY's Insolvency. If a person claiming to be a creditor of the COMPANY alleges in writing to the TRUSTEE that the COMPANY has become Insolvent, the TRUSTEE shall determine whether the COMPANY is Insolvent and, pending such determination, the TRUSTEE shall discontinue CHANGE-IN-CONTROL PAYMENTS to the EXECUTIVES.

        (d) Unless the TRUSTEE has actual knowledge of the COMPANY's Insolvency, or has received notice from the COMPANY or a person claiming to be a creditor alleging that the COMPANY is Insolvent, the TRUSTEE shall have no duty to inquire whether the COMPANY is Insolvent. The TRUSTEE may in all events rely on such evidence concerning the COMPANY's solvency as may be furnished to the TRUSTEE and that provides the TRUSTEE with a reasonable basis for making a determination concerning the COMPANY's solvency.

        (e) If at any time the TRUSTEE has determined that the COMPANY is Insolvent, the TRUSTEE shall discontinue CHANGE-IN-CONTROL PAYMENTS to the EXECUTIVES and shall hold the assets of the TRUST for the benefit of the COMPANY's general creditors. Nothing in this Agreement shall in any way diminish any rights of an EXECUTIVE covered under a CHANGE-IN-CONTROL AGREEMENT to pursue his rights as a general creditor of the COMPANY with respect to benefits due under the CHANGE-IN-CONTROL AGREEMENTS or otherwise.

        (f) Thereafter, the TRUSTEE shall resume CHANGE-IN-CONTROL PAYMENTS to the EXECUTIVES in accordance with Section 2 of this Agreement only after the TRUSTEE has determined that the COMPANY is not Insolvent (or is no longer Insolvent).

                                    SECTION 4

                             PAYMENTS TO THE COMPANY

Except as provided in Sections 1 and 3 hereof, the COMPANY shall have no right or power to direct the TRUSTEE to return to the COMPANY or to divert to any other person any of the TRUST assets before all CHANGE-IN-CONTROL PAYMENTS have been made to the EXECUTIVES pursuant to the terms of the CHANGE-IN-CONTROL AGREEMENTS.

                                    SECTION 5

                              INVESTMENT AUTHORITY

The Trustee may not invest in securities (including stock or rights to acquire stock) or obligations issued by the COMPANY, but may invest in bank accounts and certificates of deposit and repurchase agreements insured by the Federal Deposit Insurance Corporation. All rights associated with assets of the TRUST shall be exercised by the TRUSTEE or a person designated by the TRUSTEE, and in no event shall any such rights be exercisable by or rest with the EXECUTIVES, except that voting rights with respect to trust assets will be exercised by the COMPANY.

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                                    SECTION 6

                              DISPOSITION OF INCOME

During the term of the TRUST, all income received by the TRUST shall be accumulated and reinvested until disposed of in accordance with the terms of this Agreement.

                                    SECTION 7

                            ACCOUNTING BY THE TRUSTEE

The TRUSTEE shall keep accurate and detailed records of all investments, receipts, disbursements, and all other transactions required to be made, including such specific records as may be agreed upon in writing between the COMPANY and the TRUSTEE. Within thirty (30) days following the close of each calendar year and within thirty (30) days after the removal or resignation of the TRUSTEE, the TRUSTEE shall deliver to the COMPANY and the EXECUTIVES a written account of its administration of the TRUST during such year or during the period from the close of the last preceding year to the date of such removal or resignation, setting forth all investments, receipts, disbursements and other transactions effected by it, including a description of all securities and investments purchased and sold with the cost or net proceeds of such purchases or sales (accrued interest paid or receivable being shown separately), and showing all cash, securities and other property held in the TRUST at the end of such year or as of the date of such removal or resignation, as the case may be.

                                    SECTION 8

                          RESPONSIBILITY OF THE TRUSTEE

(a) The TRUSTEE shall act with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims, provided, however, that the TRUSTEE shall incur no liability to any person for any action taken pursuant to a direction, request or approval given by the COMPANY which is contemplated by, and in conformity with, the terms of the CHANGE-IN-CONTROL AGREEMENTS or this TRUST and is given in writing by the COMPANY. In the event of a dispute between the COMPANY and a party, the TRUSTEE may apply to a court of competent jurisdiction to resolve the dispute.

(b) The TRUSTEE may consult with legal counsel with respect to any of its duties or obligations hereunder.

(c) The TRUSTEE may hire agents, accountants, actuaries, investment advisors, financial consultants or other professionals to assist it in performing any of its duties or obligations hereunder.

(d) The TRUSTEE shall have, without exclusion, all powers conferred on the TRUSTEE by applicable law, unless expressly provided otherwise herein, provided, however, that if an


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insurance policy is held as an asset of the TRUST, the TRUSTEE shall have no power to name a beneficiary of the policy other than the TRUST, to assign the policy (as distinct from conversion of the policy to a different form) other than to a successor trustee, or to loan to any person the proceeds of any borrowing against such policy.

(e) Notwithstanding any powers granted to the TRUSTEE pursuant to this Agreement or applicable law, the TRUSTEE shall not have any power that could give this TRUST the objective of carrying on a business and dividing the gains therefrom, within the meaning of Section 301.7701-2 of the Procedure and Administrative Regulations promulgated pursuant to the Internal Revenue Code.

                                    SECTION 9

                         INDEMNIFICATION OF THE TRUSTEE

To the maximum extent permitted by law, the COMPANY hereby agrees at all times to protect, indemnify and save harmless the TRUSTEE from and against any and all claims, actions, investigations, suits and other legal proceedings, and from and against any and all losses, claims (including claims for indemnification), demands, liabilities, damages, costs, charges, counsel fees and other expenses which the TRUSTEE may, at any time, sustain or incur by reason of or in connection with its execution and delivery of, or performance of its obligations under, this Agreement. The TRUSTEE shall not be entitled to indemnification hereunder for, or arising out of, any act or omission of the TRUSTEE constituting gross negligence or willful misconduct. The TRUSTEE shall in no way be liable for any failure by the TRUSTEE to perform its obligations under this Agreement as a result of any act of a governmental authority or any other cause beyond the control of the TRUSTEE. The obligations of the COMPANY under this
Section 9 shall survive the payment of the CHANGE-IN-CONTROL PAYMENTS and the termination of the TRUST and this Agreement.

                                   SECTION 10

                    COMPENSATION AND EXPENSES OF THE TRUSTEE

The COMPANY shall pay all fees and expenses of administering the TRUST and the CHANGE-IN-CONTROL AGREEMENTS and all of the TRUSTEE's fees and expenses (including, without limitation, reasonable attorneys' fees and expenses) with respect to execution and delivery of, and performance of its obligations under, this Agreement.

                                   SECTION 11

                     RESIGNATION AND REMOVAL OF THE TRUSTEE

(a) The TRUSTEE may resign at any time by written notice to the COMPANY, provided a successor trustee has been appointed and has accepted such appointment pursuant to Section 12 hereof.

(b) The TRUSTEE may be removed by the COMPANY for any reason or without reason upon thirty (30) days' written notice or upon shorter notice accepted by the TRUSTEE; provided, however, upon or subsequent to a CHANGE-IN-CONTROL, as defined in Section 14(e) hereof, the TRUSTEE may not be removed by the COMPANY.


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(c) If the TRUSTEE resigns or is removed, a successor trustee shall be appointed, in accordance with Section 12 hereof, by the effective date of resignation or removal under paragraph (a) or (b) of this Section.

                                   SECTION 12

                            APPOINTMENT OF SUCCESSOR

(a) If the TRUSTEE resigns prior to a CHANGE-IN-CONTROL, as defined herein, in accordance with Section 11(a) hereof, or is removed in accordance with Section 11(b) hereof, the COMPANY may appoint any third party, such as an individual, bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the TRUSTEE upon resignation or removal. If the COMPANY fails to do so, the TRUSTEE shall apply to a court of competent jurisdiction for appointment of a successor trustee or for instructions. All expenses of the TRUSTEE in connection with the proceeding shall be paid by the COMPANY. The appointment shall be effective when accepted in writing by the successor trustee, who shall have all of the rights and powers of the former TRUSTEE, including ownership rights in the TRUST assets. The former TRUSTEE shall execute any instrument necessary or reasonably requested by the COMPANY or the successor trustee to evidence the transfer of such rights and powers.

(b) If the TRUSTEE resigns after a CHANGE-IN-CONTROL, as defined herein, in accordance with Section 11(a) hereof, the TRUSTEE may appoint any third party, such as an individual, bank trust department or other party that may be granted corporate trustee powers under state law, as a successor to replace the TRUSTEE upon resignation. If the TRUSTEE fails to do so, the COMPANY shall apply to a court of competent jurisdiction for the appointment of a successor trustee or for instructions. The appointment shall be effective when accepted in writing by the successor trustee, who shall have all the rights and powers of the former TRUSTEE, including ownership rights in the TRUST assets. The former TRUSTEE shall execute any instrument necessary or reasonably requested by the successor trustee to evidence the transfer of such rights and powers.

(c) Upon resignation or removal of the TRUSTEE and appointment of a successor trustee, all assets shall subsequently be transferred to the successor trustee. The transfer shall be completed within sixty (60) days after receipt by the TRUSTEE of notice of resignation or removal, unless the COMPANY extends the time limit.

(d) The successor trustee need not examine the records and acts of any prior trustee and may retain or dispose of existing trust assets, subject to Sections 7 and 8 hereof. The successor trustee shall not be responsible for and the COMPANY shall indemnify and defend the successor trustee from any claim or liability resulting from any action or inaction of any prior TRUSTEE or from any other past event, or any condition existing at the time it becomes successor trustee.


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                                   SECTION 13

                            AMENDMENT OR TERMINATION

(a) This Agreement may not be amended, except by a written instrument executed by the TRUSTEE and the COMPANY.

(b) Unless sooner revoked in accordance with Section 1(b) hereof, the TRUST shall not terminate until the earlier of (i) the date on which the EXECUTIVES have received in full the CHANGE-IN-CONTROL PAYMENTS to which they are entitled under the CHANGE-IN-CONTROL AGREEMENTS; or (ii) the date on which it is determined by a final non-appealable order of a court of competent jurisdiction that the EXECUTIVES are not entitled to CHANGE-IN-CONTROL PAYMENTS pursuant to the terms of the CHANGE-IN-CONTROL AGREEMENTS. Upon termination of the TRUST, any assets remaining in the TRUST shall be returned to the COMPANY.

(c) This Agreement may not be amended by the COMPANY following a CHANGE IN CONTROL, as defined herein.

                                   SECTION 14

                                  MISCELLANEOUS

(a) Any provision of this Agreement prohibited by law shall be ineffective to the extent of any such prohibition, without invalidating the remaining provisions hereof.

(b) Benefits payable under this Agreement may not be anticipated, assigned (either at law or in equity), alienated, pledged, or encumbered by the EXECUTIVE or subjected by the EXECUTIVE to attachment, garnishment, levy, execution or other legal or equitable process.

(c) This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey.

(d) This Agreement may be executed and delivered in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same agreement.

(e) For purposes of this Agreement, the term "CHANGE IN CONTROL" shall mean a "Change-in-Control" as set forth in Section 2(d)(v) of the CHANGE-IN-CONTROL AGREEMENTS.


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                                   SECTION 15

                                 EFFECTIVE DATE

The effective date of this Agreement shall be January 18, 2002.

IN WITNESS WHEREOF, this Agreement has been duly executed under seal by the parties hereto, effective as of the day and year first above written.


ATTEST: ___________________                  SL Industries, Inc., Settlor

                                             ____________________________

WITNESS: ____________________                Richard H. Wagner, Trustee

WITNESS: ____________________                ____________________________


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                                   APPENDIX A

Change-In-Control Agreement dated May 1, 2001 with Owen Farren, as amended.

Change-In-Control Agreement dated May 1, 2001 with David R. Nuzzo, as amended.

Change-In-Control Agreement dated May 1, 2001 with Jacob Cherian, as amended.


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                                   APPENDIX B

                          EXECUTIVE'S PAYMENT DIRECTION


_____________ (the "Executive") hereby acknowledges that $___________ is the amount due the Executive as a Change-in-Control Payment under the Change-in-Control Agreement between the Executive and SL Industries, Inc. (the "Company"), dated as of May 1, 2001, as amended (the "Agreement") and, upon receipt of this amount (minus any amounts withheld for payment of federal, state or local taxes), disclaims any right to severance, change-in-control, or similar payments under any other severance plan, program, policy or arrangement of the Company or any subsidiary of the Company, under any employment or consulting agreement between the Company or any subsidiary of the Company and the Executive, or under any federal, state or local statute, rule, regulation or ordinance. The Executive hereby directs that the Change-in-Control Payment shall be wired to the following account: _________________________.



                                              EXECUTIVE



                                              _________________________________


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